UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

ETHEMA HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1590 South Congress, Palm Springs, Florida 33403
(Address of principal executive offices)

(561) 290-0239
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

FirstFire Global Opportunities Fund, LLC

On June 3, 2020, the Company entered into an agreement with FirstFire whereby the remaining balance of the convertible note of $73,006 would be settled by two payments of $25,000 each.

Between July 2, 2020 and August 17, 2020, the Company repaid the remaining principal outstanding of $50,000 plus additional interest charges of $1,500.

On October 29, 2020, Ethema Health Corporation (the “Company”), entered into a Securities Purchase Agreement with FirstFire Global Opportunities Fund, LLC, a New York corporation (“FirstFire”), pursuant to which the Company issued to FirstFire a Convertible Promissory Note (the “FirstFire Note”) in the aggregate principal amount of $137,500, including an OID of $12,500 and $5,000 in legal fees, for net proceeds of $120,000. The FirstFire Note has a maturity date of October 29, 2021 and bears interest at the rate of six and a half percent per annum from the date on which the FirstFire Note was issued until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. The note is senior to any future borrowings and commencing on November 29, 2020 the Company will make monthly payments of the accrued interest under the note. The note may be prepaid at certain prepayment penalties and is convertible into shares of common stock at a conversion price at the option of the holder at $0.001 per share, adjusted for anti-dilution provisions; or 80% of the price per share of subsequent equity financings or; after six months 60% of the lowest trading price during the preceding six month period. The foregoing summary of the terms and conditions of the FirstFire Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement by and between the Company and FirstFire, dated October 29, 2020 and the FirstFire Note which are filed as Exhibits 10.1 and 10.2 hereto, respectively. The financing closed in its entirety November 4, 2020.

On October 29, 2020, the Company entered into a five-year option agreement with FirstFire and other investors (collectively the “Transferees”), the Company agreed to sell to the Transferees 30% of the total outstanding shares of ATHI. The Company provided First Fire an option to purchase 1,428,571 shares of ATHI from the Company for a purchase consideration of $0.0001 per share (a total consideration of $142.86), based on the advances that First Fire and others made to the Company totaling $600,000. First Fire shall share in all distributions by ATHI to the Company, on an as exercised basis, equal to the advances made by First Fire to the Company, thereafter the option will be reduced to 50% of the shares exercisable under the option. The Option Agreement is filed as Exhibit 10.3 attached hereto.

Geneva Roth Remark Holdings, Inc.

On October 29, 2020, Ethema Health Corporation (the “Company”), entered into a Securities Purchase Agreement with Geneva Roth Remark Holdings, Inc., a Virginia corporation (“Geneva”), pursuant to which the Company issued to Geneva a Convertible Promissory Note (the “Geneva Note”) in the aggregate principal amount of $88,000 for net proceeds of $85,000 after expenses. The Geneva Note has a maturity date of August 29, 2021 and bears interest at the rate of nine percent per annum from the date on which the Geneva Note was issued until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. The Company has the right to prepay the Geneva Note Company prior to the expiry of 180 days from issuance date at a prepayment penalty ranging from 112% to 130%. The outstanding principal amount of the Geneva Note is convertible at any time and from time to time at the election of the Purchaser during the period beginning on the date that is 180 days following the issue date into shares of the Company’s common stock at a conversion price equal to 61% of the lowest closing bid price of the Company’s common stock for the ten trading days prior to conversion. The foregoing summary of the terms and conditions of the Geneva Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement by and between the Company and Geneva, dated October 29, 2020 and the Geneva Note which are filed as Exhibits 10.4 and 10.5 hereto, respectively.

On November 25, 2019, Ethema Health Corporation (the “Company”), entered into a Securities Purchase Agreement with Geneva Roth Remark Holdings, Inc., a Virginia corporation (“Geneva”), pursuant to which the Company issued to Geneva a Convertible Promissory Note (the “Geneva Note”) in the aggregate principal amount of $53,000 for net proceeds of $50,000 after expenses. The Geneva Note has a maturity date of September 25, 2021 and bears interest at the rate of nine percent per annum from the date on which the Geneva Note was issued until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. The Company has the right to prepay the Geneva Note Company prior to the expiry of 180 days from issuance date at a prepayment penalty ranging from 112% to 130%. The outstanding principal amount of the Geneva Note is convertible at any time and from time to time at the election of the Purchaser during the period beginning on the date that is 180 days following the issue date into shares of the Company’s common stock at a conversion price equal to 61% of the lowest closing bid price of the Company’s common stock for the ten trading days prior to conversion. The foregoing summary of the terms and conditions of the Geneva Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement by and between the Company and Geneva, dated October 29, 2020 and the Geneva Note which are filed as Exhibits 10.6 and 10.7 hereto, respectively.

Ed Blasiak

On September 14, 2020, the Company entered into a Securities Purchase Agreement with Ed Blasiak (“Blasiak”), pursuant to which the Company issued a senior secured convertible promissory note in the aggregate principal amount of $55,000, including an original issue discount of $5,000. The note bears interest at 6.5% per annum and matures on September 14, 2021. The note is senior to any future borrowings and commencing on October 1, 2020 the Company will make monthly payments of the accrued interest under the note. The note may be prepaid at certain prepayment penalties and is convertible into shares of common stock at a conversion price at the option of the holder at $0.001 per share, adjusted for anti-dilution provisions; or 80% of the price per share of subsequent equity financings or; after six months 60% of the lowest trading price during the preceding six month period. The foregoing summary of the terms and conditions of the Blasiak Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement by and between the Company and Blasiak, dated September 14, 2020 and the Blasiak Note which are filed as Exhibits 10.8 and 10.9 hereto, respectively.

On September 14, 2020, the Company entered into a five-year option agreement with Blasiak and other investors (collectively the “Transferees”), the Company agreed to sell to the Transferees 20% of the total outstanding shares of ATHI. The Company provided Blasiak an option to purchase 571,428 shares of ATHI from the Company for a purchase consideration of $0.0001 per share (a total consideration of $57), based on the advances that Blasiak and others made to the Company totaling $400,000. Blasiak shall share in all distributions by ATHI to the Company, on an as exercised basis, equal to the advances made by Blasiak to the Company, thereafter the option will be reduced to 50% of the shares exercisable under the option. The Option Agreement is filed as Exhibit 10.10 attached hereto.

Joshua Bauman

On September 14, 2020, the Company entered into a Securities Purchase Agreement with Joshua Bauman (“Bauman”), pursuant to which the Company issued a senior secured convertible promissory note in the aggregate principal amount of $110,000, including an original issue discount of $10,000. The note bears interest at 6.5% per annum and matures on September 14, 2021. The note is senior to any future borrowings and commencing on October 1, 2020 the Company will make monthly payments of the accrued interest under the note. The note may be prepaid at certain prepayment penalties and is convertible into shares of common stock at a conversion price at the option of the holder at $0.001 per share, adjusted for anti-dilution provisions; or 80% of the price per share of subsequent equity financings or; after six months 60% of the lowest trading price during the preceding six month period. The foregoing summary of the terms and conditions of the Bauman Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement by and between the Company and Bauman, dated September 14, 2020 and the Bauman Note which are filed as Exhibits 10.11 and 10.12 hereto, respectively.

On September 14, 2020, the Company entered into a five-year option agreement with Bauman and other investors (collectively the “Transferees”), the Company agreed to sell to the Transferees 20% of the total outstanding shares of ATHI. The Company provided Bauman an option to purchase 1,142,856 shares of ATHI from the Company for a purchase consideration of $0.0001 per share (a total consideration of $114), based on the advances that Bauman and others made to the Company totaling $400,000. Bauman shall share in all distributions by ATHI to the Company, on an as exercised basis, equal to the advances made by Bauman to the Company, thereafter the option will be reduced to 50% of the shares exercisable under the option. The Option Agreement is filed as Exhibit 10.13 attached hereto.

On October 31, 2020, the Company entered into an amendment to the agreement dated September 14, 2020, pursuant to which the Company issued a senior secured convertible promissory note of $110,000, increasing the principal amount outstanding by $27,500 to $137,500 for additional net proceeds of $25,000 including an OID of $2,500. The amendment is filed as Exhibit 10.14 attached hereto.

The five-year option agreement entered into with Bauman is also amended, so that Bauman and other investors (collectively the “Transferees”), the Company agreed to sell to the Transferees 20% of the total outstanding shares of ATHI. The Company provided Bauman an additional option to purchase 285,714 shares of ATHI from the Company for a purchase consideration of $0.0001 per share (a total consideration of $28.57), based on the advances that Bauman and others made to the Company totaling $600,000. Bauman shall share in all distributions by ATHI to the Company, on an as exercised basis, equal to the advances made by Bauman to the Company, thereafter the option will be reduced to 50% of the shares exercisable under the option. The Amended Option Agreement is filed as Exhibit 10.15 attached hereto.

Leonite Capital LLC

On July 12, 2020, the company entered into a debt extinguishment agreement with Leonite whereby the following occurred:

1.                     The total amount outstanding under the note, including principal and interest was reduced to $150,000

2.	$700,000 of the note was converted into Series A Redeemable Preferred shares in the Company’s subsidiary, Cranberry Cove Holdings, accruing dividends at 10% per annum.

3.	$400,000 of the note was converted into series B Preferred stock in the Company for a twelve-month period, mandatorily redeemable by the Company accruing dividends at 6% per annum payable in cash or stock, subject to certain conditions.

4.	The remaining balance of $150,000 will accrue interest at 8.5% per annum and is convertible into common stock and repayable in 6 monthly installments of $25,000 commencing after December 12, 2020.

5.	The existing warrants were cancelled and a new five-year warrant, with a cashless exercise options, exercisable for a minimum of 326,286,847 shares of common stock and a maximum of 20% of the outstanding equity of the Company at an initial exercise price of $0.10 per share subject to adjustment based on new stock issuances or the lowest volume weighted exercise price of the stock for 30 days immediately preceding the exercise was issued to Leonite.

6.	The total amount outstanding under the note, including principal and interest was reduced to $150,000

7.	$700,000 of the note was converted into Series A Redeemable Preferred shares in the Company’s subsidiary, Cranberry Cove Holdings, accruing dividends at 10% per annum.

8.	$400,000 of the note was converted into series B Preferred stock in the Company for a 12-month period, mandatorily redeemable by the Company accruing dividends at 6% per annum payable in cash or stock, subject to certain conditions.

9.	The remaining balance of $150,000 will accrue interest at 8.5% per annum and is convertible into common stock and repayable in 6 monthly installments of $25,000 commencing after December 12, 2020.

10.	The existing warrants were cancelled and a new five year warrant, with a cashless exercise options, exercisable for a minimum of 326,286,847 shares of common stock and a maximum of 20% of the outstanding equity of the Company at an initial exercise price of $0.10 per share subject to adjustment based on new stock issuances or the lowest volume weighted exercise price of the stock for 30 days immediately preceding the exercise was issued to Leonite.

The Amending Agreement is filed as Exhibit 10.14 attached hereto. The Share purchase Agreement for the purchase of the Series A Redeemable Preferred shares in Cranberry Cove Holdings is filed as Exhibit 10.17 attached hereto. The Share purchase Agreement for the purchase of the Series B preferred Stock in the Company is filed as Exhibit 10.18 attached hereto. The new Warrant agreement is filed as Exhibit 10.19 attached hereto.

On July 12, 2020, the Company entered into a Senior Secured Convertible Note agreement with Leonite for $440,000 with an original issue discount of $40,000 for gross proceeds of $400,000, the initial tranche advanced will be for cash of $200,000 plus the OID of $20,000, the remaining advances will be at the discretion of the Leonite. The loan bears interest at 6.5% per annum and matures on June 12, 2021. The Company is required to make monthly payments of the accrued interest on the advances made. The note is convertible into common shares at the option of the holder at $0.10 per share, or 80% multiplied by the price per share paid in subsequent financings or after a six month period from the effective date at 60% of the lowest trading price during the preceding 21 consecutive trading days. The note has both conversion price protection and anti-dilution protection provisions. As of September 30, 2020, net proceeds of $200,000 was advanced to the Company. The following additional advances were received from Leonite in terms of the Senior Secured Note Agreement; (i) On October 20, 2020, Leonite advanced the company a further $25,000 with an OID of $2,500; (ii) on October 23, 2020, Leonite advanced the Company a further $15,000 with an OID of $1,500; and (iii) between October 28, 2020 and October 30, 2020, Leonite advanced the Company a further $60,000 with an OID of $6,000. The total amount outstanding under the Leonite Senior Secured Convertible Note amount to $330,000 including an OID of $30,000. The foregoing summary of the terms and conditions of the Leonite Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement by and between the Company and Leonite, dated July 12, 2020 and the Leonite Note which are filed as Exhibits 10.20 and 10.21 hereto, respectively.

On July 12, 2020, the Company entered into a five-year option agreement with Leonite and other investors (collectively the “Transferees”), the Company agreed to sell to the Transferees 20% of the total outstanding shares of ATHI. The Company provided Bauman an option to purchase 1,142,856 shares of ATHI from the Company for a purchase consideration of $0.0001 per share (a total consideration of $114), based on the advances that Leonite and others made to the Company totaling $400,000. Leonite shall share in all distributions by ATHI to the Company, on an as exercised basis, equal to the advances made by Leonite to the Company, thereafter the option will be reduced to 50% of the shares exercisable under the option. The Option Agreement is filed as Exhibit 10.20 attached hereto. When Leonite advanced the final last 100,000 the option agreement was increased and the Company agreed to increase the stock they would sell to Transferees to 30% of the total outstanding shares of ATHI. The option agreement was amended and the Amended option Agreement is filed as Exhibit 10.23 attached hereto.

Auctus Fund LLC

On August 13, 2020, the Company entered into a Securities Purchase Agreement with Auctus Fund LLC, pursuant to which the Company issued a convertible promissory note in the aggregate principal amount of $100,000 for net proceeds of $85,000 after certain fees and expenses of $15,000. The note has a maturity date of August 13, 2021 and bears interest at 10% per annum. The interest due on the note for the full twelve-month period is due immediately upon issuance of the note, regardless of acceleration or prepayment. The principal amount of the note is payable in six monthly instalments of $16,666.66 commencing 180 days after the issuance date, the balance outstanding under the note due at maturity date. In the event a default occurs under the Note, the Note is convertible into shares of common stock at a conversion price equal to the lowest trading price over the prior 5 days prior to the date of the note or the five day volume weighted market price prior to the date of conversion. The Company is required to adhere to certain covenants including covenants concerning distributions of capital stock; restrictions on stock repurchases, additional borrowings sales of assets and loans and advances made by the Company. In conjunction with the issuance of the promissory note, the Company issued a five-year warrant exercisable for 66,666,666 shares of common stock at an exercisable price of $0.0015 per share subject to anti-dilution and price protection adjustments. The Company also issued a second five year warrant exercisable for 66,666,666 shares of common stock at an exercisable price of $0.0015 per share subject to anti-dilution and price protection adjustments, which warrants will only be exercisable upon an event of default on the convertible note. The foregoing summary of the terms and conditions of the Auctus Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement by and between the Company and Auctus, dated August 13, 2020, the Auctus Note, and the Auctus warrants which are filed as Exhibits 10.24, 10.25 and 10.26 hereto, respectively.

Labrys Fund, LP

On November 24, 2020, the Company signed a term sheet for a new financing with Labrys Fund, LP for a 12% $275,000,00 convertible note including an 10% OID. The funding includes full warrant coverage of 183,333,333 shares at a conversion price of $.0015 for a period of five years. The term sheet is filed as Exhibit 10.27 hereto.

On November 25, 2020, the Company received a conversion notice under the Note dated July 8, 2019 in the principal amount of $282,000.00. The entire amount owing under the Note was extinguished with the one-time conversion in an at-the-market conversion eliminating all future payments required under the amendment. The total number of shares issued under the Conversion Notice was 91,421,457 shares. The Conversion Notice is filed as Exhibit 10.28 hereto.

On November 30, 2020, the Company entered into a Securities Purchase Agreement with Labrys pursuant to which the Company issued a convertible promissory note in the aggregate principal amount of $275,000.00 for net proceeds of $239,050.00 after an OID of 27,500.00 and legal and brokerage fees of $8,450.00. The note has a maturity date of November 30, 2021 and bears interest at 12% per annum. The interest due on the note for the full twelve-month period is due immediately upon issuance of the note, regardless of acceleration or prepayment. The principal amount of the note is payable in ten monthly instalments of $30,800.00 commencing 90 days after the issuance date. In the event a default occurs under the Note, the Note is convertible into shares of common stock at a conversion price equal to the lowest of either (i) 105% of the lowest trading price on the issue date or (ii) the closing bid price of the stock on the day immediately preceding the date of the notice of conversion. The Company is required to adhere to certain covenants including covenants concerning distributions of capital stock; restrictions on stock repurchases, additional borrowings, sales of assets and loans and advances made by the Company. In conjunction with the issuance of the promissory note, the Company issued a five-year warrant exercisable for 100,000,000 shares of common stock at an exercisable price of $0.00205 per share subject to price protection adjustments. The foregoing summary of the terms and conditions of the Labrys note does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement by and between the Company and Labrys, dated November 30, 2020, the Labrys note, and the Labrys warrants which are filed as Exhibits 10.29, 10.30 and 10.31 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.01	Securities Purchase Agreement dated October 29, 2020 (FirstFire SPA)
10.02	Convertible Promissory Note dated October 29, 2020 (FirstFire Note)
10.03	Option Agreement dated October 29, 2020 (FirstFire Option)
10.04	Securities Purchase Agreement dated October 29, 2020 (Geneva SPA)
10.05	Convertible Promissory Note dated October 29, 2020 (Geneva Note)
10.06	Securities Purchase Agreement dated November 25, 2020 (Geneva SPA)
10.07	Convertible Promissory Note dated November 25, 2020 (Geneva Note)
10.08	Securities Purchase Agreement dated September 14, 2020 (Blasiak SPA)
10.09	Convertible Promissory Note dated September 14, 2020 (Blasiak Note)
10.10	Option Agreement dated September 14, 2020 (Blasiak Option)
10.11	Securities Purchase Agreement dated September 14, 2020 (Bauman SPA)
10.12	Convertible Promissory Note dated September 14, 2020 (Bauman Note)
10.13	Option Agreement dated September 14, 2020 (Bauman Option)
10.14	Bauman Note Amendment dated October 31, 2020 (Bauman Note Amendment)
10.15	Bauman Option Amendment dated October 31, 2020 (Bauman Option Amendment)
10.16	Leonite Note Amendment dated July 12, 2020 (Leonite Note Amendment)
10.17	Leonite Series A Share Purchase Agreement dated July 12, 2020 (Leonite Series A)
10.18	Leonite Series B Share Purchase Agreement dated July 12, 2020 (Leonite Series B)
10.19	Leonite Warrant Agreement dated July 12, 2020 (Leonite Warrant)
10.20	Securities Purchase Agreement dated July 12, 2020 (Leonite SPA)
10.21	Convertible Promissory Note dated July 12, 2020 (Leonite Note)
10.22	Option Agreement dated July 12, 2020 (Leonite Option)
10.23	Leonite Option Amendment (Leonite Option Amendment)
10.24	Securities Purchase Agreement dated August 13, 2020 (Auctus SPA)
10.25	Convertible Promissory Note dated August 13, 2020 (Auctus Note)
10.26	Auctus Warrant Agreement dated August 13, 2020 (Auctus Warrant)
10.27	Labrys Term Sheet dated November 24, 2020 (Labrys Term Sheet)
10.28	Labrys Conversion Notice dated November 25, 2020 (Labrys Conversion)
10.29	Securities Purchase Agreement dated November 30, 2020 (Labrys SPA)
10.30	Convertible Promissory Note dated November 30, 2020 (Labrys Note)
10.31	Option Agreement dated November 30, 2020 (Labrys Warrants)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2020

By: /s/ Shawn E. Leon

Name: Shawn E. Leon

Title: CEO